NON-QUALIFIED STOCK OPTION AGREEMENT
                                 1995 STOCK PLAN

         THIS AGREEMENT ("Agreement") is made as of the ___ day of ___________, 199_ (the "Effective Date") between MOOVIES, INC., a Delaware corporation (the "Company"), and ____________________ (the "Grantee").

                              W I T N E S S E T H:

         WHEREAS, Grantee desires to be granted and the Company desires to grant to Grantee the option to acquire shares of Common Stock of the Company, $.001 par value, pursuant to the Moovies, Inc. 1995 Stock Plan (the "Plan").

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

         1. Grant of Option. The Company hereby grants to Grantee and Grantee accepts the right, privilege and option ("Option"), subject to the provisions of this Agreement, to purchase such shares of Common Stock (the "Option Shares") at such exercise price (the "Option Price") as set forth on Exhibit A hereto and by this reference made a part hereof.

         2. Vesting; Time of Exercise of Option. Except as may otherwise be provided in this Agreement or the Plan, the Option will vest and may be exercised as to the Option Shares prior to its termination (as such termination is described in Paragraph 4 hereof) on a cumulative basis as provided in Attachment B hereto and by this reference made a part hereof. This Option may not be exercised at any time after its termination.

         Notwithstanding the foregoing, in the event of a "Change of Control" of the Company, the Option granted hereunder shall immediately vest and be exercisable by Grantee as to all of the Option Shares, provided that Grantee is employed by the Company on the date that such Change in Control occurs. For this purpose, the term "Change of Control" means the occurrence of any of the following:

                           a. any person or entity, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, other than the Company, a wholly owned subsidiary of the Company, or any employee benefit plan of the Company or its subsidiaries, becomes the beneficial owner of the Company's securities having 51 percent or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election for directors of the Company; or

                           b. as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of directors of the Company or such other corporation or entity after such transaction, are held in the aggregate by holders of the Company's securities



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         entitled to vote  generally in the election of directors of the Company immediately prior to such transaction; or

                           (c) the approval of the shareholders of the Company of a plan of liquidation.

         3. Method of Exercise. The Option to purchase Option Shares shall be exercised by written notice directed to the Stock Plan Committee (as defined in the Plan), at the Company's principal executive office, specifying the number of Option Shares to be purchased, and accompanied by payment of the Option Price payable in U.S. dollars in cash or by check. The Company shall make delivery of such shares in accordance with the Plan provided that if any law or regulation requires the Company to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

         In the event of Grantee's death while in the employ of the Company, Grantee's estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, may exercise, within one (1) year following the date of Grantee's death, the Option for Option Shares, to the extent not previously exercised by Grantee and only to the extent vested and exercisable on the date of Grantee's death, in the manner set forth in the preceding paragraph.

         4. Termination of Option. The Option, to the extent not previously exercised, shall terminate in accordance with the Plan and upon the first to occur of the following events:

                  (a) the tenth anniversary of the Effective Date of this Option;

                  (b) the expiration of one (1) year after the date on which Grantee's employment by the Company is terminated, if such termination be by reason of Grantee's permanent and total disability, or if such termination is for any reason other than Cause (as defined below);

                  (c) the expiration of one (1) year after Grantee's death; or

                  (d) 60 days following the termination of Grantee's employment by the Company for Cause.

         For purposes of this Agreement, "Cause" shall mean the Company forms a good faith belief that one of the following has occurred: (i) Grantee has committed a felony not involving the use of a motor vehicle or the imprisonment of Grantee following conviction of a felony involving the use of a motor vehicle, (ii) defalcation or fraudulent conduct by Grantee, (iii) gross negligence of Grantee in the performance of his duties to the Company, (iv) deliberate failure or deliberate refusal by Grantee to comply with the policies and procedures of the Company or a directive of the Grantee's superiors at the Company which is reasonably consistent with the method and manner of conducting the Company's business as it is now being conducted or as modified from time to time by the Company, (v) direct or indirect use by Grantee for his own benefit or by others, as a result of disclosure by Grantee, of any confidential information or trade secrets of the Company, other than in the course of the conduct of the Company's business, or (vi) direct or indirect competition by Grantee with the Company

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in  the  Company's   business,   or  solicitation  by  Grantee  respecting  such
competition of any customer or employee of the Company.

         If Grantee ceases to be employed by the Company for any reason, no further installments of the Option shall become vested and exercisable. Grantee shall be deemed to be employed by the Company if employed by the Company or any of its subsidiaries.

         5. Reclassification, Consolidation, or Merger. The number of shares for which an Option has been granted shall be adjusted in accordance with the Plan if certain events such as recapitalization, merger or stock dividends occur.

         6. Rights Prior to Exercise of Option. The Option granted herein is not transferable by Grantee, except in the event of Grantee's death as provided herein, and during Grantee's lifetime shall be exercisable only by Grantee. This Option shall confer no rights of the holder hereof to act as a shareholder with respect to any of the Option Shares until payment of the option price and delivery of a share certificate has been made.

         7. Additional Information. Until the earlier of exercise or expiration of the Option ("Option Term"), the Company covenants and agrees to provide to the Grantee copies of all financial statements, press releases, notices, proxy statements, and other material documents sent by the Company to its stockholders, and to provide any other financial or other material non-confidential information regarding the Company as the Grantee shall reasonably request for the purpose of determining whether or not to exercise the Option. In addition, during the Option Term, the Company covenants and agrees that the executive officers and directors of the Company will be available to provide such other non-confidential information regarding the Company as the Grantee shall reasonably request for the purpose of determining whether or not to exercise the Option.

         8. Grantee's Representations and Warranties. By execution of this Agreement, Grantee represents and warrants to the Company as follows:

                  (a) Grantee is accepting this Option solely for Grantee's own account for investment and not with a view to or for sale or distribution of the Option or the Option Shares and not with any present intention of selling, offering to sell, or otherwise disposing of or distributing the Option or the Option Shares. The entire legal and beneficial interest of the Option herein accepted is for and will be held for the account of the Grantee only and neither in whole nor in part for any other person.

                  (b) Grantee's state of residence and mailing address is as set forth on the signature page to this Agreement.

                  (c) Grantee is an employee of the Company and is familiar with the Company and its plans, operations and financial condition. Prior to the acceptance of this Option, Grantee has received and reviewed the documents described in Exhibit C attached hereto and all other information as Grantee deems necessary and appropriate to enable an evaluation of the advisability of entering into this Agreement.

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                  (d) Grantee acknowledges that the Option and Option Shares are to be granted or issued and sold to Grantee without registration in reliance upon certain exemptions under the Federal Securities Act of 1933, as amended, and in reliance upon certain exemptions from registration requirements under applicable state securities laws.

                  (e) Grantee will make no transfer or assignment of any of the Option Shares except in compliance with the Securities Act of 1933, as amended, and any other applicable securities laws. Grantee consents and agrees that a legend to such effect may be affixed to the certificate or certificates representing the Option Shares issued to Grantee.

                  (f) Grantee is aware that no federal or state agency has made the recommendation or endorsement of the Option Shares or any finding or determination as to the fairness of the investment in such Option Shares.

                  (g) Grantee has full legal power and authority to execute and deliver, and to perform Grantee's obligations under this Agreement and such execution, delivery and performance will not violate any agreement, contract, law, rule, decree or other legal restriction by which Grantee is bound.

                  (h) Grantee acknowledges and understands that the Plan and this Agreement are not designed to comply with Section 422A of the Internal Revenue Code of 1986, as amended. Grantee further understands that the Company makes no warranties or representations regarding the impact the Option or the exercise of the Option will have on Grantee's federal or particular state income tax liabilities.

         9. Payment by Company in Lieu of Exercise of Option. Notwithstanding anything in this Agreement to the contrary, in the event that a Change in Control occurs, and all or any portion of the Option has not been exercised on or before the date of the Change in Control (the "Change in Control Date"), (i) the Company may elect, in its discretion, to terminate the Option, or (ii) the Grantee may elect, in his or her discretion, to cause the Company to terminate the Option. In the event that either such election is made, the Company shall pay to the Grantee an amount computed as follows:

                  [number of Option Shares for which the Option is exercisable and has not previously been exercised] multiplied by [the Value of such Option Shares as of the Change in Control Date, minus the Option Price for such Option Shares]

         For this purpose, the "Value" of an Option Share shall be an amount equal to the greater of (i) the price paid per share for the common stock of the Company in the transaction which results in a Change in Control of the Company, if such transaction is a stock transaction; or (ii) the per share closing price (as reported in The Wall Street Journal) of the Company's common stock for the date on which the Change of Control occurs (or, if the Change of Control does not occur on a trading day, on the immediately preceding trading day). The Company shall pay any amount due Grantee pursuant to this Section 9 within thirty (30) days after the Company's or the Grantee's election, as the case may be, to terminate the Option.

         10. Binding Effect. This Agreement shall inure to the benefit of and be
binding  upon  the  parties  hereto  and  their  respective  heirs,   executors,
administrators, successors and assigns.

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         11.  Miscellaneous.  This Agreement  shall be governed by and construed under the laws of the State of Delaware. If any term or provision hereof shall be held invalid or unenforceable, the remaining terms and provisions hereof shall continue in full force and effect. Any modification to this Agreement shall not be effective unless the same shall be in writing and such writing shall be signed by the parties hereto. The Company may require that Grantee provide it with a certificate at the time of exercise of this Option confirming that the representations and warranties set forth in Section 8 are true and correct as of the date of exercise or with such other documents or instruments as may be necessary or desirable in order to establish that the issuance is exempt from registration under or to comply with the requirements of all federal and applicable state securities laws. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and terminates all prior understandings, agreements, or arrangements between the parties, both oral or written, with respect thereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                              MOOVIES, INC.


                              By:__________________________________
                                     John L. Taylor,
                                     Chief Executive Officer and President

                              GRANTEE:


                               ___________________________[Signature]
                              __________________________[Print Name]

                              State of Residence:_____________________

                              Mailing Address:

                              ------------------------------------

                              ------------------------------------

                              ------------------------------------

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                                    EXHIBIT A

                         Options Granted; Exercise Price

  Number of Options Granted  Option Price
                                      $__________, which is equal to the closing
                                      price of the Company's Common Stock (as
                                      reported in The Wall Street Journal) on
                                      -----------------.





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                                    EXHIBIT B

                                Vesting Schedule


                                                 Cumulative Number of
         Exercise Period                      Option Shares Exercisable




The right of exercise shall be cumulative so that if the Option is not exercised to the maximum extent permissible during an exercise period, it shall be exercisable, in whole or in part, with respect to all Option Shares not so purchased at any time thereafter and prior to the termination of the Option.



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                                    EXHIBIT C

                   Information Package to Stock Option Grantee



1.   Restated Certificate of Incorporation of Moovies, Inc.

2.   1995 Stock Plan.

3.   Summary of Federal Income Tax Consequences of Non-Qualified Stock Option.










NOTE: Prior to exercising the Option, Grantee shall notify the Company that he is considering exercising the Option, and the Company shall provide the Grantee with copies of information regarding the Company useful for evaluating the investment in the Option Shares. In addition, the Company agrees to provide such other non- confidential information regarding the Company as the Grantee shall reasonably request for the purpose of determining whether or not to exercise the Option.









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